EXHIBIT 10.8
RSPA No.
PACIFIC FUEL CELL CORP.
RESTRICTED STOCK PURCHASE AGREEMENT
UNDER 2008 STOCK INCENTIVE PLAN
This Restricted Stock Purchase Agreement is entered into as of the ______ day of ______, 200_, by and between Pacific Fuel Cell Corp., a Nevada corporation (the “Company”), and George Suzuki, an individual (the “Purchaser”) pursuant to the Company’s 2008 Stock Incentive Plan (the “Plan”).
1 Purchase and Sale of Shares.
The Purchaser hereby agrees to purchase from the Company, and the Company hereby agrees to sell to the Purchaser, two million (2,000,000) shares of its Common Stock (the “Shares”) for a purchase price of no dollars and one one-tenth cents ($0.001) per share. The Shares shall be duly issued and a certificate or certificates for the Shares are concurrently herewith being issued in the name of Purchaser. Purchaser shall thereupon be a shareholder with respect to all of the Shares represented by such certificate(s) and shall have all of the rights of a shareholder with respect to all of the Shares, including the right to vote the Shares and to receive all dividends and other distributions paid with respect to the Shares, subject to the transfer restrictions provided in this Agreement. The purchase price, if any, is payable as follows:
(a)	by delivery of cash,

(b)	by check (considered payment only when honored by the bank against which it is drawn upon first presentment);

(c)	by delivery of a promissory note payable to the Company, bearing interest from the date hereof and substantially in the form attached as Exhibit A; or

(d)	any combination of cash, check and promissory note, so long as the total consideration equals the aggregate purchase price as set forth above.
In the event payment of any portion or all of the purchase price is to be made by delivery of a promissory note, Purchaser shall deliver to the Company a pledge of the Shares or other securities or assets that may be listed in the Pledge Agreement dated the date hereof and substantially in the form attached as Exhibit B. If the note is to be unsecured by the Shares or other collateral, the Pledge Agreement shall so indicate.
The Purchaser’s rights to acquire the Shares hereunder are nontransferable other than by will or the laws of descent and distribution, and Purchaser’s legal representative, his or her legatee, or the person who acquired the Purchaser rights to acquire the Shares by reason of the death of the Purchaser shall succeed to the Purchaser’s rights and obligations under this Agreement. The rights of the Purchaser under this Agreement also may be assigned and transferred by the Purchaser (a) for estate planning purposes to members of the immediate family of the Purchaser, including for this purpose, but not limited to, spouses, parents, descendants, brothers and sisters, or to trusts established for the benefit of such persons, and (b) in a transfer described in Section 1041(a) of the Code between spouses or incident to divorce.
2 Internal Revenue Code § 83(b) Election.
Purchaser may, in Purchaser’s sole discretion, file an election provided under § 83(b) of the Internal Revenue Code of 1986, as amended (herein called the “Code”), within thirty (30) days of the transfer of the Shares, substantially in the form attached as Exhibit C hereto and, if required, a comparable form of election with the appropriate state. The parties hereto acknowledge and agree that, in the event that such election is filed, the total fair market value of the Shares on the date of grant shall equal the average of the closing bid price and ask price of the shares multiplied by Two Million (2,000,000) shares.

3 Company Repurchase Option.
In addition to all other restrictions imposed by this Agreement or applicable caw, the Shares acquired by the Purchaser pursuant to this Agreement shall be subject to the following restrictions and repurchase options.
3.1 Vesting Schedule.
Vesting will be measured from the date hereof (the “Vesting Measurement Date”). The Shares acquired hereunder shall vest and become “Vested Shares” in accordance with the following vesting schedule:

On or After:	Shares Vested As To:
The second anniversary of Vesting Measurement Date:	100% of the Shares
The vesting schedule of this Agreement would result, assuming Continuous Service shall have theretofore not terminated, in One Hundred Percent (100%) of the Restricted Shares being Vested Shares at the second anniversary of the Vesting Measurement Date. Shares that have not yet become vested are herein called “Unvested Shares.” In the event the Continuous Service of the Purchaser ceases (the “Service Termination Date”), all vesting shall cease unless otherwise determined by the Board of Directors. As used herein, the term “Continuous Service” has the meaning given in the Plan. Provided, however, that if the Purchaser’s Continuous Service ceases due to the Purchaser’s death, the Restricted Shares that have not theretofore become Vested Shares will immediately vest in full.
In the event of a Change in Control of the Company, the Administrator in its discretion may take one or more of the following actions with respect to the Shares (whether Vested Shares or Unvested Shares):
(a)	provide for the purchase or exchange of any Vested Shares for an amount of cash or other property having a value equal to the value of the cash or other property that the Purchaser would have received pursuant to such Change in Control transaction in exchange for the Vested Shares and provide for the repurchase by the Company of Unvested Shares at the repurchase price provided in this Agreement,

(b)	adjust the terms of this Agreement in a manner determined by the Administrator to reflect the Change in Control,

(c)	cause this Agreement to be assumed, or new rights substituted therefor, by another entity, through the continuance of the Plan and the assumption of this Agreement, or the substitution for this Agreement of a new agreement of comparable value covering shares of a successor or parent corporation, with appropriate adjustments as to the number and kind of shares, in which event the Plan and this Agreement, or the new agreement substituted therefor, shall continue in the manner and under the terms so provided, or

(d)	make such other provision as the Administrator may consider equitable.
If the Administrator does not take any of the forgoing actions, this Agreement shall terminate upon the consummation of the Change in Control and the Administrator shall cause written notice of the proposed transaction to be given to the Purchaser not less than fifteen (15) days prior to the anticipated effective date of the proposed transaction.
3.2 Company Option to Repurchase Shares following Termination of Continuous Service.
Concurrent with the Service Termination Date and for the period and under the procedures set forth in Section 3.3 below, the Company shall have the option to repurchase (the “Repurchase Option”) all or any portion of the Purchaser’s Unvested Shares on the terms and subject to the limitations set forth herein.
3.3 Procedures for Exercise of Repurchase Option.
For sixty (60) days after the Service Termination Date or other event described in this Section 3, the Company may exercise its Repurchase Option by giving Purchaser and/or any other person obligated to sell written notice of the number of Shares that the Company desires to purchase. The Company shall pay for such Shares by the delivery of its check in the aggregate amount of the repurchase price determined pursuant to Section 3.5 below against delivery of the certificate(s) representing the Shares.

3.4 Deposit of Shares.
In aid of the repurchase provisions set forth herein, Purchaser shall, immediately upon receipt of the certificate or certificates representing the Shares, deposit the certificate or certificates, together with a stock power or other instrument of transfer appropriately endorsed in blank, with the Company as escrow holder of the certificate(s). Upon Shares becoming Vested Shares, and in the event that the repurchase rights with respect to any Shares are not exercised by the Company following any Service Termination Date, the Company shall cause the certificate or certificates representing such Shares to be delivered into the possession of Purchaser.
3.5 Repurchase Price.
The per share price for the Unvested Shares (“Unvested Stock Repurchase Price”) repurchased by the Company pursuant to this Section 3 shall be an amount equal to the per share purchase price paid for the Shares by the Purchaser pursuant to Section 1 above.
3.6 Repurchase in the Event of Personal Bankruptcy.
If the Purchaser:
(a)	files a voluntary petition under any bankruptcy or insolvency law or a petition for the appointment of a receiver or makes an assignment for the benefit of creditors;

(b)	is subjected involuntarily to such a petition or assignment or to an attachment or other legal or equitable interest with respect to the Shares and such involuntary petition or assignment or attachment is not discharged within sixty (60) days after its date; or

(c)	is required to transfer the Shares by operation of law or by order or decree of any court, then the Company shall have the option to exercise the Repurchase Right, exercisable at any time during the period of 60 days after receiving notice thereof, to purchase all of the Unvested Shares owned by the Purchaser upon the terms set forth in this Section 3, whether or not the Continuous Service of the Purchaser has terminated.
3.7 Assignment of Rights.
The Company may assign its rights under this Section 3 and Section 4.
4 Breach and Non-Competition.
The Administrator may cancel, rescind, suspend, withhold or otherwise limit or restrict any Shares or rights of Purchaser under this Agreement at any time if the Purchaser engages in any “Adverse Activity.” For purposes of this Section 5, “Adverse Activity” shall include: (i) the rendering of services for any organization or engaging directly or indirectly in any business which is or becomes competitive with the Company, or which organization or business, or the rendering of services to such organization or business, is or becomes otherwise prejudicial to or in conflict with the interests of the Company; (ii) the disclosure to anyone outside the Company, or the use in other than the Company’s business, without prior written authorization from the Company, of any confidential information or material relating to the business of the Company, acquired by Purchaser either during or after employment with the Company; (iii) the failure or refusal to disclose promptly and to assign to the Company, all right, title and interest in any invention or idea, patentable or not, made or conceived by Purchaser during employment by the Company, relating in any manner to the actual or anticipated business, research or development work of the Company; (iv) activity that results in termination of Purchaser’s employment for “cause,” defined as any willful breach of duty by the employee in the course of his employment, or in case of his habitual neglect of his duty or continued incapacity to perform it; (v) any material violation of any terms or provisions of this Agreement; or (vi) any attempt directly or indirectly to induce any employee of the Company to be employed or perform services elsewhere or any attempt directly or indirectly to solicit the trade or business of any current or prospective customer, supplier or partner of the Company. At the request of the Administrator, the Purchaser shall certify in a manner acceptable to the Company that he or she is in compliance with the terms and conditions of this Section 5. In the event Purchaser engages in Adverse Activity prior to, or during the six (6) months after, any exercise, payment or delivery pursuant to an Option Agreement, such exercise, payment or delivery may be rescinded at the sole election of the Company within two years thereafter. In the event of any such rescission, the Purchaser shall pay to the Company the amount of any gain realized or payment received as a result of the disposition of Shares, in such manner and on such terms and conditions as may be required, and the Company shall be entitled to set-off against the amount of any such gain any amount owed to the Purchaser by the Company.

5 Recapitalization.
In the event that, as the result of a stock split or stock dividend or combination of shares or any other change, or exchange for other securities, by reclassification, or recapitalization of the Shares, Purchaser shall be entitled to new or additional or different shares of stock or securities, the certificate or certificates for, or other evidences of, such new or additional or different shares or securities shall be imprinted with the legend(s) provided in Section 6, and shall be deposited with the Company as escrow holder under the terms and conditions provided in Section 3.4 herein, together with a stock power or other instrument or transfer appropriately endorsed. In such event, any and all new, substituted or additional securities or other property (other than cash) to which the Purchaser is entitled by reason of his ownership of the Shares shall be immediately subject to the Repurchase Right and First Right of Refusal and be included in the word “Shares” for all purposes of the Repurchase Right and First Right of Refusal with the same force and effect as the Shares subject to the Repurchase Right and the First Right of Refusal under the terms of Section 3 and Section 4. While the total Vested Stock Repurchase Price and Unvested Stock Repurchase Price shall remain the same after each such event, the per share price shall be appropriately adjusted. Shares acquired as provided in this Section 6 shall be deemed to have been acquired at the time of acquisition of the Shares on which such Shares were distributed.
6 Restrictive Legends.
In addition to all other legends that the Company or its legal counsel consider appropriate under applicable securities laws, the certificates representing any Shares, whether Vested Shares or Unvested Shares, purchased pursuant to this Agreement shall bear substantially the following legend:
THE SECURITIES REPRESENTED BY THIS CERTIFICATE (INCLUDING ANY SECURITIES ISSUABLE WITH RESPECT TO ANY RIGHT CONNECTED HEREWITH) HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933; THEY HAVE BEEN ACQUIRED BY THE HOLDER FOR INVESTMENT AND MAY NOT BE PLEDGED, HYPOTHECATED, SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF EXCEPT AS MAY BE AUTHORIZED UNDER THE SECURITIES ACT OF 1933, AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER. IN ADDITION ANY TRANSFEREE OR ISSUEE OF SUCH SECURITIES MAY BE REQUIRED TO PROVIDE APPROPRIATE INVESTMENT REPRESENTATIONS PRIOR TO ANY SUCH TRANSFER OR ISSUANCE. ANY TRANSFER OR DISPOSITION WITHOUT THE APPROVAL OF THE ISSUER’S 2008 STOCK INCENTIVE PLAN ADMINISTRATOR IS VOID AND OF NO FORCE OR EFFECT WHATSOEVER.
Until such time as the Company’s Repurchase Rights terminate pursuant to Section 3.6, the stock certificates for the Shares purchased pursuant to this Agreement shall be endorsed with substantially the following legend:
ANY DISPOSITION OF ANY INTEREST IN THE SECURITIES REPRESENTED BY THIS CERTIFICATE (INCLUDING ANY SECURITIES ISSUABLE WITH RESPECT TO ANY RIGHT CONNECTED HEREWITH) IS SUBJECT TO RESTRICTIONS, AND THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO REPURCHASE RIGHTS, RIGHTS OF RESCISSION AND OTHER RIGHTS CONTAINED IN A RESTRICTED STOCK PURCHASE AGREEMENT BETWEEN THE REGISTERED HOLDER (OR HIS PREDECESSOR IN INTEREST) AND THE CORPORATION. THESE SECURITIES ARE NOT TRANSFERABLE EXCEPT BY WILL OR PURSUANT TO THE LAWS OF DESCENT AND DISTRIBUTION, OR AS EXPRESSLY PERMITTED IN THE RESTRICTED STOCK PURCHASE AGREEMENT AND THE PLAN AS DEFINED THEREIN. A COPY OF SUCH AGREEMENT AND SUCH PLAN ARE ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY, AND A COPY THEREOF WILL BE MAILED TO ANY HOLDER OF THIS CERTIFICATE WITHOUT CHARGE WITHIN 5 DAYS OF RECEIPT BY THE CORPORATION OF A WRITTEN REQUEST THEREFOR.

7 Stop-Transfer Notices.
Purchaser understands and agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop-transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.
8 Representations and Warranties of Purchaser.
The Purchaser warrants and represents to the Company as follows:
(a)	The Purchaser is purchasing the Shares solely for the Purchaser’s own account for investment and not with a view to or for sale or distribution of the Shares or any portion thereof and not with any present intention of selling, offering to sell or otherwise disposing of or distributing the Shares or any portion thereof. The Purchaser also represents that the entire legal and beneficial interest of the Shares the Purchaser is purchasing is being purchased for, and will be held for the account of, the Purchaser only and neither in whole nor in part for any other person.

(b)	The Purchaser has heretofore discussed the Company and its plans, operations and financial condition with its officers, has heretofore received all such information as the Purchaser deems necessary and appropriate to enable the Purchaser to evaluate the financial risk inherent in making an investment in the Shares of the Company, and has received satisfactory and complete information concerning the business and financial condition of the Company in response to all inquiries in respect thereof.

(c)	The Purchaser realizes that the purchase of the Shares will be a highly speculative investment.

(d)	The Purchaser is able, without impairing the Purchaser’s financial condition, to hold the Shares for an indefinite period of time and to suffer a complete loss on the investment.

(e)	The Purchaser acknowledges that he is aware that the Shares to be issued to him by the Company pursuant to this Agreement have not been registered under the Act. The Purchaser hereby acknowledges that:
(i)	the Shares must be held indefinitely unless a transfer of them is subsequently registered under the Act or an exemption from such registration is available;

(ii)	the share certificate(s) representing the Shares will be stamped with the legends restricting transfer as specified in this Agreement; and

(iii)	the Company will make a notation in its records of the aforementioned restrictions on transfer and legends.
(f)	The Purchaser understands that the Shares are restricted securities within the meaning of Rule 144 promulgated under the Act; that the exemption from registration under Rule 144 will not be available in any event for at least one year from the date of sale of the Shares to the Purchaser, and even then will not be available unless (i) a public trading market then exists for the Shares of the Company, (ii) adequate current public information concerning the Company is then available to the public, (iii) the Purchaser has been the beneficial owner and the Purchaser has paid the full purchase price for the Shares at least one year prior to the sale, and (iv) other terms and conditions of Rule 144 are complied with; and that any sale of the Shares may be made by it only in limited amounts in accordance with such terms and conditions of Rule 144, as amended from time to time.

(g)	Without in any way limiting any of the other provisions of this Agreement, the Purchaser further agrees that the Purchaser shall in no event make any disposition of all or any portion of the Shares which the Purchaser is purchasing unless and until:
(i)	there is then in effect a Registration Statement under the Act covering such proposed disposition and such disposition is made in accordance with said Registration Statement; or

(ii)	(A) the Purchaser shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, (B) the Purchaser shall have furnished the Company with an opinion of counsel to the effect that such disposition will not require registration of such shares under the Act, and (C) such opinion of counsel shall have been concurred in by counsel for the Company and the Company shall have advised the Purchaser of such concurrence.
(h)	The Purchaser represents and warrants that he or she has not engaged in any Adverse Activity as defined in Section 5.

(i)	The Purchaser acknowledges that the Purchaser has been furnished with a copy of the Plan, has read the Plan and this Agreement, and understands that all rights and obligations connected with this Agreement are set forth in this Agreement and in the Plan.

(j)	The Purchaser is a citizen or permanent resident of the United States.
9 Unauthorized Transfers.
The Company shall not be required (a) to transfer on its books any Shares of the Company which shall have been sold or transferred in violation of any of the provisions set forth in this Agreement or (b) to treat as owner of such shares or to accord the right to vote as such owner or to pay dividends to any transferee to whom such shares shall have been so transferred. In the event of a sale of Shares by the Purchaser pursuant to Section 4, the Purchaser shall furnish to the Company proof that such sale was made in compliance with the provisions of Section 4 as to price and general terms of such sale. Notwithstanding any other provisions of this Agreement, Shares may only be transferred, assigned, pledged or otherwise encumbered with the prior written approval of the Company. The Purchaser or any holder of Shares shall provide advance written notice of any proposed transfer, assignment or pledge of this Option or any Shares. Any transfer, assignment, pledge or other encumbrance of Shares without the prior written approval of the Company shall be void and ineffectual.
10 “Market Stand-Off” Agreement.
Purchaser agrees that, if requested by the Company or the managing underwriter of any proposed Public Offering of the Company’s securities, Purchaser will not sell or otherwise transfer or dispose of any Shares held by Purchaser without the prior written consent of the Company or such underwriter, as the case may be, during such period of time, not to exceed 180 days following the effective date of the registration statement filed by the Company with respect to such Public Offering, as the Company or the underwriter may specify.
11 Entire Agreement.
This Agreement and the Plan constitutes the entire agreement between the parties pertaining to its subject matter and supersedes all contemporaneous written or oral agreements and understandings of the parties, either express or implied. The parties agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement.
12 No Creation or Enlargement of Participant’s Rights to Continue in any Capacity.
The right of the Company and any Affiliated Company (as defined in the Plan) to terminate at will the Purchaser’s services to the Company or any Affiliated Company at any time (whether by dismissal, discharge or otherwise), with or without cause, is specifically reserved. Nothing in this Agreement shall diminish or impair in any manner whatsoever the right or power of the Company or any Affiliated Company to terminate the Purchaser’s Continuous Service for any reason, with or without cause.

13 Notices.
Any notice, demand or request required or permitted to be given under this Agreement shall be in writing and shall be deemed given when delivered personally or three (3) days after being deposited in the United States mail, as certified or registered mail, with postage prepaid, and addressed, if to the Company, at its principal place of business, Attention: the Chief Financial Officer, and if to the Purchaser, at his or her most recent address as shown in the records of the Company.
14 Successors and Assigns.
This Agreement shall inure to the benefit of the successors and assigns of the Company and be binding upon the Purchaser and his heirs, executors, administrators, successors and assigns.
15 Governing Law.
The validity, construction, interpretation, and effect of this Option shall be governed by the laws of the State of Nevada, excluding any conflicts of law or choice of law rule or principle that might otherwise refer construction and interpretation of the plan and such agreements to the substantive law of another jurisdiction. Optionee hereby agrees to submit to the exclusive jurisdiction and venue of federal or state courts of Washoe County, Nevada, to resolve any and all issues that may arise out of or relate to this Option.
16 Interpretation.
This Agreement is entered into pursuant to the terms of the Plan, and shall in all respects be interpreted in accordance therewith. The Administrator shall interpret and construe this Agreement and the Plan, and any action, decision, interpretation or determination made in good faith by the Administrator shall be final and binding on the Company and the Purchaser. As used in this Agreement, the term “Administrator” shall refer to the committee of the Board of Directors of the Company appointed to administer the Plan, and if no such committee has been appointed, the term Administrator shall mean the Board of Directors.
17 Counterparts.
This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument. Execution and delivery of this Agreement or any notices, certificates or instruments contemplated herein by fax, facsimile, or telecopier shall be deemed the execution and delivery of an originally signed agreement, notice or instrument, as the case may be.
18 Severability.
Should any provision or portion of this Agreement be held to be unenforceable or invalid for any reason, the remaining provisions and portions of this Agreement shall be unaffected by such holding.
19 Amendment.
The Board shall have full power and authority (subject to certain amendments requiring shareholder approval pursuant to applicable laws or regulations) from time to time to alter, amend, suspend or terminate the Plan in any or all respects as the Board may deem advisable, and to alter this Agreement in ways which shall not substantially adversely affect or impair the Purchaser’s rights under this Agreement No such alteration, amendment, suspension or termination shall be made which shall substantially affect or impair the rights of any Purchaser under an outstanding Restricted Stock Purchase Agreement without such Purchaser’s consent.

IN WITNESS WHEREOF, the parties have executed this Restricted Stock Purchase Agreement as of the day and year first above written.

“COMPANY”

Pacific Fuel Cell Corp.

By:

Name:

Title:

“PURCHASER”

(Signature)

George Suzuki

(Type or Print Name)

Address:

CONSENT OF SPOUSE
I acknowledge that I have read the foregoing Agreement and that I know its contents. I am aware that by its provisions, my spouse agrees, among other things, to a first right of refusal, to the granting of rights to repurchase and to the imposition of certain restrictions on the transfer of the shares of Pacific Fuel Cell Corp., a Nevada corporation (the “Company”), including my community interest therein (if any), which rights and restrictions may survive my spouse’s death. I hereby consent to such rights and restrictions and approve of the provisions of the Agreement.
I further agree that in the event of a dissolution of the marriage between myself and my spouse, in connection with which I secure or am awarded shares of the common stock of the Company, or any interest therein through property settlement agreement or otherwise, I shall receive and hold said shares subject to all the provisions and restrictions contained in the foregoing Agreement, including any option of a shareholder or the Company to purchase such shares or interest from me.
I also acknowledge that I have been advised to obtain independent counsel to represent my interests with respect to this Agreement but that I have declined to do so and I hereby expressly waive my right to such independent counsel.

Date:

(Signature)

(Type or Print Name)

Spouse of	George Suzuki

EXHIBIT A
TO RESTRICTED STOCK PURCHASE AGREEMENT
PROMISSORY NOTE
(_____ YEAR, [_____]%* Interest)
                                        ,                                         , California
For value received, the undersigned promises to pay Pacific Fuel Cell Corp., a Nevada Corporation (the “Company”), at the address of its principal office, the sum of                                                              Dollars ($                    ) in full by or before the                      anniversary date of the date hereof, together with interest thereon as hereinafter provided.
The undersigned shall have the right to prepay said principal amount at any time in whole or in part without penalty. Simple annual interest at the rate 1 of                      percent (                    %) per annum on unpaid principal shall be paid annually on each anniversary of the date hereof and upon each prepayment of principal, if any.
The entire outstanding principal and interest shall be due and payable if any one or more of the following events shall have occurred:
(a)	The making by the undersigned of any assignment for the benefit of creditors or the filing by or against the undersigned of any petition in bankruptcy if such proceeding not be discharged within ninety (90) days of any such making or filing.

(b)	The occurrence of any termination of Continuous Service as set forth in the Restricted Stock Purchase Agreement of even date herewith between the undersigned and the Company.
If any installment of principal and/or interest is not paid when due, the holder hereof may, at its option, declare the entire amount of this note immediately due and payable.
All payments hereon shall be credited first to accrued but unpaid interest, and the balance, if any, shall be credited to principal.
If legal action is instituted for the collection of this note, the undersigned promises to pay such sum as the Court may adjudge reasonable as attorneys’ fees.
This note is given pursuant to that certain Restricted Stock Purchase Agreement of even date herewith, between the Company and the undersigned and is subject to all of the terms, rights and remedies set forth therein. This note is secured by a Pledge Agreement of even date herewith between the Company and the undersigned.

(Signature)

(Type or Print Name)
*A fixed rate of interest is to be determined from time to time by action of the Board of Directors in accordance with prevailing rates and the Internal Revenue Service prescribed interest rules.

A-1

EXHIBIT B
TO RESTRICTED STOCK PURCHASE AGREEMENT
PLEDGE AGREEMENT
THIS PLEDGE AGREEMENT (“Agreement’) is executed as of this  _____  day of  _____  ,  _____  , between Pacific Fuel Cell Corp., a Nevada corporation (the “Company”), and (“Purchaser”).
WITNESSETH:
For the considerations and undertakings set forth herein, the parties do hereby agree as follows:
1.	To secure payment to the Company of a promissory note (“Note”) in the face amount of Dollars ($ ), and extensions or renewals thereof, which was executed concurrently with the execution of this Pledge Agreement pursuant to a Restricted Stock Purchase Agreement of even date herewith between the Company and Purchaser, Purchaser hereby assigns and grants to the Company a security interest in ( ) shares (“Shares”) of the Common Stock of the Company acquired under the Restricted Stock Purchase Agreement, together with securities or other collateral (if any) other than such Shares, all described as follows:
Issuer:
Certificate Number:
Number of Shares:
Registered Owner:
Purchaser does hereby deposit with the Company, as pledge holder, such certificates, together with duly executed stock transfer powers.
2.	Subject to any obligations of Purchaser under the Restricted Stock Purchase Agreement, the Company agrees that within a reasonable time after all or any portion of the Note is paid by Purchaser, the Company shall release and deliver to Purchaser the number of Shares held hereunder for which such payment was received. The Company, in its discretion, may release portions of the Shares upon periodic principal payments or deposit of other or additional security under the Note. All Shares released and delivered to Purchaser shall be free and clear of the restrictions of this Pledge Agreement.

3.	Unless and until Purchaser defaults in his performance under the terms of the Note, the terms of this Pledge Agreement and/or the terms of the Restricted Stock Purchase Agreement, the Shares held by the Company at any time under this Pledge Agreement shall remain registered in the name of Purchaser on the records of the Company, and Purchaser may vote the Shares on all corporate questions (if the same shall be entitled to voting rights) and shall be entitled to receive all dividends and other amounts accruing as a result of his ownership of the Shares.

4.	In the event the Purchaser defaults in the performance of any of the terms of the Note, this Pledge Agreement or the Restricted Stock Purchase Agreement, the Company may exercise any and all rights which it may have under the Nevada Uniform Commercial Code or any other applicable statute, case, ruling regulation or law; subject, however, to all permits, orders, consents, rules and regulations of the Nevada Secretary of State and the Securities and Exchange Commission and the Federal Reserve Board relating hereto, to which Purchaser agrees to be bound.

B-1

5.	If during the term of this Pledge Agreement the Company should become a party to any merger, consolidation or other reorganization, this Pledge Agreement shall be adjusted so as to apply to the securities to which a holder of the Shares subject to this Pledge Agreement would have been entitled upon such merger, consolidation or reorganization; and, if during the term of this Pledge Agreement the Company shall be dissolved or its existence otherwise terminated, then that portion of the assets and consideration to which a holder of the Shares subject to this Pledge Agreement would have been entitled in such transaction shall be the subject matter of this Pledge Agreement for the remainder of its term. This shall in no way limit the right of the Company to repurchase shares under the Restricted Stock Purchase Agreement.

6.	This Pledge Agreement shall inure to the benefit of and be binding upon the heirs, executors and administrators of the parties hereto.

7.	The rights, powers and remedies given to the Company by this Agreement shall be in addition to all rights, powers and remedies given to the Company under the Restricted Stock Purchase Agreement or any statute or rule of law. Any forbearance or failure or delay by the Company in exercising any right, power or remedy hereunder shall not be deemed to be a waiver of such right, power or remedy, nor shall any single or partial exercise of any right, power or remedy preclude the further exercise thereof.

8.	The Board of Directors may demand and receive payment or additional security if for any reason the collateral hereunder is insufficient to meet minimum requirements established under federal or state securities or banking regulations or as may be necessary to bring the Note and the security into compliance with any such law or regulations. Any failure of Purchaser to meet any such demand shall be deemed a default under this Pledge Agreement and under the note secured hereby.
IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first above written.

“COMPANY”

Pacific Fuel Cell Corp.

By:

Name:

Title:

“PURCHASER”

(Signature)

(Type or Print Name)

Address:

B-2

EXHIBIT C
TO RESTRICTED STOCK PURCHASE AGREEMENT
SECTION 83(b) ELECTION
Date:                                   ,
Internal Revenue Service Center
Re: Election Under Section 83(b) of the Internal Revenue Code
Dear Sir or Madam:
The undersigned performed services in connection with which property was transferred to the undersigned that, at the time of transfer, was not transferable by the undersigned and was subject to a substantial risk of forfeiture. The undersigned hereby makes this election pursuant to Section 83(b) of the Internal Revenue Code.
In connection with this election, the undersigned hereby provides you with the following information:
1.	The undersigned’s name, address, social security number, and the taxable year of the person who performed the services are as follows:

Name and Address:

Social Security No.:

Taxable Year:	Calendar Year
2.	A description of the property with respect to which the election is being made: shares of Common Stock (the “Shares”) of Pacific Fuel Cell Corp., a Nevada corporation (the “Company”).

3.	The date on which the property was transferred:

4.	A description of the nature of the restrictions to which the property is subject:
The Company may reacquire all or any part of the Shares from the undersigned in accordance with a repurchase schedule set forth in a Restricted Stock Purchase Agreement (the “Agreement”) between the undersigned and the Company. In the event the undersigned should cease to be a service provider to the Company at any time, the Company may repurchase unvested Shares at the original price paid by the undersigned. The Shares acquired under the Agreement shall vest and become “Vested Shares” at a date measured from the date hereof (the “Vesting Measurement Date”) in accordance with the following vesting schedule:

On or After:	Shares Vested As To:
The second anniversary of Vesting Measurement Date:	100% of the Shares
The vesting schedule of this Agreement would result, assuming Continuous Service shall have theretofore not terminated, in One Hundred Percent (100%) of the Restricted Shares being Vested Shares at the end of the calendar month in which the second anniversary of the Vesting Measurement Date falls. Shares that have not yet become vested are herein called “Unvested Shares.” In the event Purchaser ceases his employment or service provider status with the Company, all vesting shall cease unless otherwise determined by the Board of Directors. Concurrent with the Service Termination Date, the Company shall have the option to repurchase (the “Repurchase Option”) all or any portion of the Purchaser’s Unvested Shares. Provided, however, that if the Purchaser’s Continuous Service ceases due to the Purchaser’s death, the Restricted Shares that have not theretofore become Vested Shares will immediately vest in full.

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6.	The fair market value at the time of transfer (determined without regard to any restriction other than a restriction which by its terms will never lapse) of the property with respect to which the election is being made:
$                     per share, which equals an aggregate fair market value of $                                        .
7.	The amount paid for such property:
$                     per share, which equals an aggregate fair market value of $                                        .
There are enclosed herewith two copies of this written statement for filing. Please stamp the third copy enclosed herewith as having been received and return it to the undersigned in the enclosed, self-addressed, postage-paid envelope.
The undersigned has also submitted a copy of this statement to the person for whom the services were performed.
If you have any questions or comments, or if any additional information is required, please do not hesitate to contact:

(___) ____-________

Very truly yours,

(Signature)

(Type or Print Name)

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